UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): November 7, 2003
                                                        ----------------


                           ALAMOSA (DELAWARE), INC.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                      5-58523              75-2843707
-------------------------------------------------------------------------------
  (State or Other Jurisdiction          (Commission         (I.R.S. Employer
        of Incorporation)              File Number)         Identification No.)


                    5225 S. Loop 289, Lubbock, Texas     79424
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (806) 722-1100

                       ---------------------------------

         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         On November 7, 2003, Alamosa Holdings, Inc. and Alamosa (Delaware), Inc. (together, the "Company"), issued a joint press release announcing the final extension, until 5:00 p.m., New York City time, on November 10, 2003, of the exchange offers for its public indebtedness that it commenced on September 12, 2003. The press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1        Press Release dated November 7, 2003

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 7, 2003

                                            ALAMOSA (DELAWARE), INC.


                                            By:/s/ David E. Sharbutt
                                               -----------------------------
                                               Name:  David E. Sharbutt
                                               Title: Chairman of the Board
                                                      of Directors and Chief
                                                      Executive Officer

                                 EXHIBIT INDEX


         99.1              Press Release dated November 7, 2003